PRESIDENT'S MESSAGE

Dear Investor:

I am pleased to present the Semi-Annual Report to Shareholders for Federated U.S. Government Securities Fund: 2-5 Years. The report covers the six-month period from February 1, 1998, through July 31, 1998, and includes the fund's investment review, portfolio of investments, and financial statements.

During the reporting period, the fund's portfolio of shorter-term U.S. government securities paid dividends totaling $0.29 per share for Institutional Shares and $0.28 per share for Institutional Service Shares. Total returns for Institutional Shares and Institutional Service Shares were 2.03%* and 1.91%,* respectively. The fund's net assets totaled $748 million on the last day of the reporting period.

During the reporting period, the fund maintained its AAAf rating by Standard & Poor's, the highest available from this independent rating service.**

Thank you for pursuing investment income through Federated U.S. Government Securities Fund: 2-5 Years. As always, we welcome your questions and comments.

Sincerely,

(graphic)

Glen R. Johnson

President

September 15, 1998

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** An AAAf rating from Standard & Poor's means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings do not remove market risks and are subject to change.

INVESTMENT REVIEW

Federated U.S. Government Securities Fund: 2-5 Years represents a fully-invested participation in obligations of the U.S. Treasury and certain government agencies which have a maximum maturity of five years and an average maturity of three to four years. Standard & Poor's has maintained the fund's "AAAf" credit rating.*

During the first half of the fund's semi-annual reporting period, fixed income performance reflected above trend economic growth combined with subdued inflation. The 3-year Treasury note yield increased from 5.32% at the end of January 1998 to 5.74% near the end of April as the short to intermediate portion of the yield curve transitioned from pricing in a lower to an unchanged or possibly higher federal funds target rate. The Federal Reserve Board ("Fed") maintained its "wait and see" approach due to the counteracting forces of the underlying strength in the U.S. economy and the potential deflationary impact of the Asian financial crisis. The federal funds rate remained at 5.5%, where it has been since the Fed last tightened near the end of March 1997.

U.S. Treasury yields declined during the second half of the fund's reporting period as the Asian financial crisis once again provided a flight-to-quality bid in U.S. Treasury securities. The much-anticipated Asian drag on the U.S. economy was finally evident in slowing manufacturing and export sectors. The U.S. dollar rose to an 8-year high versus the yen as Japan's first quarter Gross Domestic Product data confirmed that their economy was officially in a recession. The 2- to 30-year coupon curve continued to flatten and the 3-year Treasury note yield declined to 5.46%. While short to intermediate Treasury yields ended July below the federal funds target rate of 5.5%, they were still 25 to 30 basis points higher than the lows set in mid-January.

Although the fund's average maturity/duration has been managed within its neutral range, its average maturity/duration was extended past its midpoint when yields rose in late April and ended July at its midpoint of 3.5/3.2 years. The fund's net total return for the six months ended July 31, 1998, was 2.03%** for Institutional Shares and 1.91%** for Institutional Sevice Shares compared to 2.23% for the Merrill Lynch 3-Year Treasury Index+ and 2.27% for the Merrill Lynch 3-5 Year Treasury Index.+

 * "AAAf" rated fund portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings do not remove market risks and are subject to change.

 ** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less then their original cost.

 + Merrill Lynch 3-Year Treasury Index is comprised of the most recently issued 3-year U.S. Treasury notes. Merrill Lynch 3-5 Year Treasury Index is comprised of U.S. Treasury securities with maturities between 3 and 4.99 years. Indexes are unmanaged and investments cannot be made in an index.

PORTFOLIO OF INVESTMENTS

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

JULY 31, 1998 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                                               VALUE
GOVERNMENT AGENCIES--2.1%
$ 10,000,000   Federal Farm Credit System, 5.680%, 3/12/2001                          $  9,999,700
   6,000,000   Federal Home Loan Bank System, 5.625%, 3/19/2001                          5,990,400
                 TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $15,988,884)                15,990,100
U.S. TREASURY NOTES--96.2%
      25,000   7.125%, 2/29/2000                                                            25,605
  20,000,000   6.375%, 3/31/2001                                                        20,426,400
  21,000,000   6.250%, 4/30/2001                                                        21,396,900
  50,000,000   6.625%, 6/30/2001                                                        51,456,500
  47,800,000   6.625%, 7/31/2001                                                        49,255,510
  50,000,000   6.500%, 8/31/2001                                                        51,364,000
  58,500,000   6.250%, 10/31/2001                                                       59,727,330
  85,000,000   6.125%, 12/31/2001                                                       86,506,200
  31,000,000   6.250%, 1/31/2002                                                        31,684,170
  28,000,000   6.250%, 2/28/2002                                                        28,633,080
  75,000,000   6.625%, 3/31/2002                                                        77,601,000
  47,000,000   6.625%, 4/30/2002                                                        48,647,350
  20,000,000   6.500%, 5/31/2002                                                        20,644,600
  25,000,000   6.250%, 6/30/2002                                                        25,600,500
  29,500,000   6.000%, 7/31/2002                                                        29,961,675
  31,000,000   6.375%, 8/15/2002                                                        31,912,950
  38,500,000   5.875%, 9/30/2002                                                        38,938,515
  38,600,000   5.625%, 12/31/2002                                                       38,713,484
   4,500,000   5.500%, 3/31/2003                                                         4,491,720
   2,500,000   5.375%, 6/30/2003                                                         2,486,325
               TOTAL U.S. TREASURY NOTES (IDENTIFIED COST $710,368,022)                719,473,814

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

PRINCIPAL
  AMOUNT                                                                               VALUE
$  6,475,000   BT Securities Corp., 5.640%, dated 7/31/1998,
               due 8/3/1998 (at amortized cost)                                       $   6,475,000
                 TOTAL INVESTMENTS (IDENTIFIED COST $732,831,906)(B)                  $ 741,938,914

 (a) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

 (b) The cost of investments for federal tax purposes amounts to $732,831,906. The net unrealized appreciation of investments on a federal tax basis amounts to $9,107,008 which is comprised of $9,272,675 appreciation and $165,667 depreciation at July 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($748,177,086) at July 31, 1998.

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

JULY 31, 1998 (UNAUDITED)

ASSETS:
Investments in securities, at value (identified and tax cost $732,831,906)                 $ 741,938,914
Income receivable                                                                              9,649,138
Receivable for shares sold                                                                       775,305
Total assets                                                                                 752,363,357
LIABILITIES:
Payable for shares redeemed                                                   $ 21,287
Income distribution payable                                                  3,339,712
Payable to Bank                                                                756,678
Accrued expenses                                                                68,594
Total liabilities                                                                              4,186,271
NET ASSETS for 70,187,985 shares outstanding                                               $ 748,177,086
NET ASSETS CONSIST OF:
Paid in capital                                                                            $ 765,462,571
Net unrealized appreciation of investments                                                     9,107,008
Accumulated net realized loss on investments                                                 (26,392,384)
Distributions in excess of net investment income                                                    (109)
Total Net Assets                                                                           $ 748,177,086
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$704,431,827 / 66,084,160 shares outstanding                                                      $10.66
INSTITUTIONAL SERVICE SHARES:
$43,745,259 / 4,103,825 shares outstanding                                                        $10.66

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

SIX MONTHS ENDED JULY 31, 1998 (UNAUDITED)

INVESTMENT INCOME:
Interest                                                                                      $ 21,667,675
EXPENSES:
Investment advisory fee                                                        $ 1,460,479
Administrative personnel and services fee                                          275,300
Custodian fees                                                                      21,196
Transfer and dividend disbursing agent fees and expenses                           103,026
Directors'/Trustees' fees                                                            4,435
Auditing fees                                                                        6,937
Legal fees                                                                           3,651
Portfolio accounting fees                                                           66,960
Distribution services fee--Institutional Service Shares                             50,434
Shareholder services fee--Institutional Shares                                     862,368
Shareholder services fee--Institutional Service Shares                              50,434
Share registration costs                                                            18,222
Printing and postage                                                                14,088
Insurance premiums                                                                   3,651
Miscellaneous                                                                        9,218
Total expenses                                                                   2,950,399
Waivers
Waiver of distribution services fee--Institutional Service
Shares                                                             $  (46,399)
Waiver of shareholder services fee--Institutional Shares             (827,874)
Waiver of shareholder services fee--Institutional Service
Shares                                                                 (2,017)
Total waivers                                                                     (876,290)
Net expenses                                                                                     2,074,109
Net investment income                                                                           19,593,566
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                                 3,551,785
Net change in unrealized depreciation of investments                                            (8,038,724)
Net realized and unrealized loss on investments                                                 (4,486,939)
Change in net assets resulting from operations                                                $ 15,106,627

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

                                                                           SIX MONTHS
                                                                           ENDED
                                                                           (UNAUDITED)        YEAR ENDED
                                                                           JULY 31, 1998     JANUARY 31, 1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income                                                      $   19,593,566    $  41,828,798
Net realized gain (loss) on investments ($3,551,785 net gain and
$477,074 net loss, respectively, as computed for federal tax
purposes)                                                                       3,551,785          229,718
Net change in unrealized appreciation/depreciation                             (8,038,724)      16,005,120
Change in net assets resulting from operations                                 15,106,627       58,063,636
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Institutional Shares                                                          (18,604,545)     (40,228,730)
Institutional Service Shares                                                     (983,518)      (1,605,680)
Change in net assets resulting from distributions to
shareholders                                                                  (19,588,063)     (41,834,410)
SHARE TRANSACTIONS
Proceeds from sale of shares                                                  157,757,662       267,414,601
Net asset value of shares issued to shareholders in payment of
distributions declared                                                          7,157,901        17,158,644
Cost of shares redeemed                                                      (145,594,844)     (375,312,466)
Change in net assets resulting from share transactions                         19,320,719       (90,739,221)
Change in net assets                                                           14,839,283       (74,509,995)
NET ASSETS:
Beginning of period                                                           733,337,803       807,847,798
End of period                                                               $ 748,177,086     $ 733,337,803

(See Notes which are an integral part of the Financial Statements)



FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             SIX MONTHS
                                             ENDED
                                             (UNAUDITED)                           YEAR ENDED
                                              JULY 31,                             JANUARY 31,
                                                1998        1998         1997         1996         1995  1994
NET ASSET VALUE, BEGINNING OF PERIOD          $10.73       $10.48       $10.74       $10.11       $10.78         $10.61
INCOME FROM INVESTMENT OPERATIONS
Net investment income                           0.29         0.59         0.57         0.64         0.54           0.46
Net realized and unrealized gain
(loss) on investments                          (0.07)        0.25        (0.26)        0.63        (0.67)          0.17
Total from investment operations                0.22         0.84         0.31         1.27        (0.13)          0.63
LESS DISTRIBUTIONS
Distributions from net investment
income                                         (0.29)       (0.59)       (0.57)       (0.64)       (0.54)         (0.46)
NET ASSET VALUE, END OF PERIOD                $10.66       $10.73       $10.48       $10.74       $10.11         $10.78
TOTAL RETURN(A)                                 2.03 %       8.24 %       3.01 %      12.86 %      (1.18 %)        6.07 %
RATIOS TO AVERAGE NET ASSETS
Expenses                                        0.55 %*      0.54 %       0.54 %       0.54 %       0.54 %         0.52 %
Net investment income                           5.38 %*      5.58 %       5.42 %       6.07 %       5.16 %         4.30 %
Expense waiver/reimbursement(b)                 0.24 %*      0.25 %       0.26 %       0.25 %       0.02 %
SUPPLEMENTAL DATA
Net assets, end of period (000
omitted)                                    $704,432     $696,613     $782,056     $871,966     $731,280       $951,528
Portfolio turnover                                55 %         71 %         99 %        117 %        163 %          131 %

 * Computed on an annualized basis.

 (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SERVICE SHARES

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             SIX MONTHS
                                             ENDED
                                             (UNAUDITED)                           YEAR ENDED
                                              JULY 31,                             JANUARY 31,
                                                1998        1998         1997         1996         1995          1994
NET ASSET VALUE, BEGINNING
OF PERIOD                                  $10.73        $10.48       $10.74       $10.11       $10.78       $10.61
INCOME FROM INVESTMENT OPERATIONS
Net investment income                        0.28          0.56         0.54         0.61         0.51         0.44
Net realized and unrealized
gain (loss) on investments                  (0.07)         0.25        (0.26)        0.63        (0.67)        0.17
Total from investment
operations                                   0.21          0.81         0.28         1.24        (0.16)        0.61
LESS DISTRIBUTIONS
Distributions from net
investment income                           (0.28)        (0.56)       (0.54)       (0.61)       (0.51)       (0.44)
NET ASSET VALUE, END OF PERIOD             $10.66        $10.73       $10.48       $10.74       $10.11       $10.78
TOTAL RETURN(A)                              1.91 %        7.97 %       2.76 %      12.58 %      (1.42 %)      5.81 %
RATIOS TO AVERAGE NET ASSETS
Expenses                                     0.80 %*       0.79 %       0.79 %       0.79 %       0.79 %       0.77 %
Net investment income                        5.14 %*       5.33 %       5.16 %       5.85 %       5.00 %       4.01 %
Expense
waiver/reimbursement(b)                      0.24 %*       0.25 %       0.26 %       0.25 %       0.21 %
SUPPLEMENTAL DATA
Net assets, end of period
(000 omitted)                             $43,745       $36,725      $25,791      $32,317      $33,117     $30,763
Portfolio turnover                             55 %          71 %         99 %        117 %        163 %       131 %

 * Computed on an annualized basis.

 (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

JULY 31, 1998 (UNAUDITED)

ORGANIZATION

Federated U.S. Government Securities Fund: 2-5 Years (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust's investment objective is to provide current income by investing in U.S. government securities with remaining maturities of five years or less. The Trust offers two classes of shares: Institutional Shares and Institutional Service Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At January 31, 1998, the Trust, for federal tax purposes, had a capital loss carryforward of $29,941,955, which will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
   2003             $29,464,881
   2006                 477,074

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:

                                                              SIX MONTHS ENDED              YEAR ENDED
                                                              JULY 31, 1998                 JANUARY 31, 1998
INSTITUTIONAL SHARES                                   SHARES           AMOUNT            SHARES        AMOUNT
Shares sold                                          13,405,987     $ 142,850,290      23,359,912    $   246,238,107
Shares issued to shareholders in payment of
distributions declared                                  609,102         6,483,443       1,500,543         15,786,018
Shares redeemed                                     (12,882,549)     (137,267,519)    (34,540,057)      (362,903,965)
Net change resulting from Institutional
Share transactions                                    1,132,540     $  12,066,214      (9,679,602)   $  (100,879,840)
                                                              SIX MONTHS ENDED              YEAR ENDED
                                                              JULY 31, 1998                 JANUARY 31, 1998
INSTITUTIONAL SERVICE SHARES                           SHARES          AMOUNT            SHARES          AMOUNT
Shares sold                                           1,398,365     $ 14,907,372        2,011,745    $    21,176,494
Shares issued to shareholders in payment of
distributions declared                                   63,366          674,458          130,348          1,372,626
Shares redeemed                                        (782,123)      (8,327,325)      (1,179,138)       (12,408,501)
Net change resulting from Institutional
Service Share transactions                              679,608     $  7,254,505          962,955    $    10,140,619
Net change resulting from share transactions          1,812,148     $ 19,320,719       (8,716,647)   $   (90,739,221)

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Trust's average daily net assets.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Trust will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Trust to finance activities intended to result in the sale of the Trust's Institutional Service Shares. The Plan provides that the Trust may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive a portion of this fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average net assets of the Trust for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive a portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000

Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service provid ers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended July 31, 1998, were as follows:
PURCHASES             $421,505,545
SALES                 $402,061,995


TRUSTEES

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

William J. Copeland

James E. Dowd, Esq.

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr., Esq.

Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS

John F. Donahue

Chairman

Glen R. Johnson

President

J. Christopher Donahue

Executive Vice President

Edward C. Gonzales

Executive Vice President

John W. McGonigle

Executive Vice President, Treasurer, and Secretary

Richard B. Fisher

Vice President

Karen M. Brownlee

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectuses which contain facts concerning its objective and policies, management fees, expenses, and other information.
(graphic)
Federated U.S. Government Securities Fund: 2-5 Years

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com


SEMI-ANNUAL REPORT TO SHAREHOLDERS JULY 31, 1998 (graphic) Cusip 31428P103 Cusip 31428P202 8082202 (9/98) (graphic)